UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
In light of the recent referendum vote in the United Kingdom to exit the European Union (commonly referred to as “Brexit”) and subsequent currency exchange rate movements, Brooks Automation, Inc. (“Brooks” or the “Company”) is filing this Current Report on Form 8-K to report current net revenue by geographic area for the six months ended March 31, 2016, as compared to the same period in the prior year and as compared to the previously reported full fiscal year ended September 30, 2015. The Company is also reporting net revenue from the United Kingdom for the same periods. Revenue from external customers is attributable to geographic areas based on locations in which customer orders are placed.
The Company’s net revenue by geographic area for the periods presented is as follows (in thousands):

	2015			2016
	Six Months Ended March 31, 2015	FY 2015 Ended September 30, 2015		Six Months Ended March 31, 2016
North America	$100,804	$199,103		$100,702
Asia / Pacific	100,632	231,840	*	102,472
Europe	60,613	121,765	*	52,062
United Kingdom	7,546	32,160		16,305
Rest of Europe	53,067	89,605		35,757
	$262,049	$552,708		$255,236
* The net revenue from Asia/Pacific and Europe for the fiscal year ended September 30, 2015, previously reported in Note 18 (Segment and Geographic Information) of the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2015 (the "10-K") were inadvertently transposed. The Company believes that this typographical error is not material to the Company’s Consolidated Financial Statements contained in the 10-K, taken as a whole.

While the full impact of Brexit is uncertain, the Company has assessed that the relative impact to the Company in the current fiscal quarter based on fluctuation in currency exchange rates is immaterial due to the low overall revenue exposure in the United Kingdom mitigated further by offsetting costs that are recorded in the local currency and the appreciation in other currency exchange rates.

Limitation on Incorporation by Reference. Except for the information relating to the correction of the typographical error in the table above, the information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

/s/ Jason W. Joseph
Date: June 30, 2016	Jason W. Joseph Vice President, General Counsel and Secretary

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